UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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X  Definitive Information Statement

ABBY, INC.

 (Name of Registrant as Specified In Its Charter)

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April 26, 2013

INFORMATION STATEMENT OF ABBY, INC., INC

2724 NE 27th Court,

Fort Lauderdale, FL 33442

Telephone (702) 751-0006

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDERS MEETING

Date of Mailing: April 26, 2013

To the Stockholders of Abby, Inc.:

 The attached Information Statement is furnished by the Board of Directors (the “Board”) of Abby, Inc. (the “Company,” “ABBY”, “we” or “us”). The Company, a Colorado corporation, is a public company registered with the Securities and Exchange Commission.

On March 22, 2013, the Company entered into a Letter of Intent (“LOI”) with Tulip Enterprises, Inc., a California corporation (“TULIP”) whereby Abby, Inc. agreed to acquire 100% of the issued and outstanding common shares of TULIP with the issuance of thirty Million (30,000,000) common shares to Amanda Flores, the CEO of Tulip.  Tulip Enterprises, Inc., is a private California corporation with two divisions operating under two separate DBA designations (1) T1O Gourmet Thai Food Truck which consists of a gourmet food truck bring Thai food to customers throughout Southern California and which participates in several food festivals and similar events in Las Vergas, Nevada and several California locations, and (2) T1O Events and Promotions which consist of planning event promotions and assisting with the creation of new events in different market mediums.  The intent of the LOI is to eventually merge Tulip Enterprises, Inc. with Abby, Inc. making Tulip a wholly owned subsidiary of Abby. On March 26, 2013, the Company filed a form 8-K with the Securities and Exchange Commission (the “SEC”) with respect to the LOI.

On March 31st, 2013, stockholders holding 51.1% of the voting power of the Common Stock of the Company (the “Consenting Stockholder”) consented in writing to amend the Company’s Articles of Incorporation (the “2013 Amendment”). This consent was sufficient to approve the 2013 Amendment under Colorado law. The attached Information Statement describes the 2013 Amendment that the stockholders of the Company have approved, which will do the following: change the name of the Company from Abby, Inc. to Tulip Enterprises, Inc.

This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Colorado Revised Statutes. This Information Statement is being mailed on or about April 3, 2013 to holders of record of Common Stock as of the close of business on March 31, 2013 (the “Record Date”). The Company had 108,000,000 shares of common stock outstanding as of the Record Date.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The control share acquisition and dissenter’s rights provisions of Chapter 78 of the Colorado Revised Statues are not applicable to the matters disclosed in this Information Statement. Accordingly, there are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

  /s/ Lawson Kerster

Lawson Kerster

                                                    President

Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Stockholder Action by Written Consent:

INFORMATION STATEMENT OF ABBY, INC.

2724 NE 27th Court,

Fort Lauderdale, FL 33306

Telephone (702) 751-0006

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Abby, Inc., a Colorado corporation (the “Company,” “we” or “us”), to advise them of the corporate actions that have been authorized by written consent of the holder of more than 51.1% of the voting power (the “Consenting Stockholder”) of the Company’s outstanding capital stock as of the record date of March 31, 2013 (the “Record Date”). These actions are being taken without notice, meetings or votes in accordance with the General Corporation Law of the Colorado Revised Statutes (“NRS”), Sections 78.315 and 78.320. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on April 3, 2013.

The Board of Directors has approved, and recommended to the stockholders for approval, an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) mentioned above and detailed further.  The full text of the Certificate of Amendment is attached to this Information Statement as Appendix A.

On March 28, 2013, the Consenting Stockholders consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Colorado law.

No Vote Required

We are not soliciting consents to approve the Certificate of Amendment. Colorado law permits the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

No Appraisal Rights

Under Colorado law, stockholders have no appraisal or dissenters’ rights in connection with the Certificate of Amendment.

Interests of Certain Parties in the Matters to be Acted Upon

Mr. Lawson Kerster, the sole executive officer of the Company is also the Consenting Stockholder.  Other than with respect to the Consenting Stockholder, none of the executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

Householding of Stockholder Materials

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address.  If requested by a stockholder in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder.  Requests by stockholders should be directed to our Chief Executive Officer at (702) 751-0006, and requests in writing should be sent to Abby, Inc., Attention Chief Executive Officer, and 2724 NE 27th Court, Fort Lauderdale, FL 33306.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED

BY CONSENTING STOCKHOLDERS

AMENDMENTS TO THE ARTICLES OF INCORPORATION

Amendment to the Articles of Incorporation to change the name of the Company from Abby, Inc. to Tulip Enterprises, Inc.

ABBY’s Board of Directors has unanimously adopted a resolution authorizing the Company to change its name from Abby, Inc. to Tulip Enterprises, Inc.

Amendment to the Articles of Incorporation to Authorize the following:

Name Change from Abby, Inc. to Tulip Enterprises, Inc.

Approval of the Acquisition of 100% of the Issued and Outstanding Common Shares of Tulip Enterprises, Inc., a California company

ABBY’s Board of Directors and stockholders holding approximately 51.1% of the Common Stock of the Company, by written consent dated March 28, 2013 (the “Joint Consent”); jointly authorized the following changes to the Company’s Articles of Incorporation immediately following the Change In Control as follows:

A - Name Change: The Joint Consent authorized the change in the name of the Company from Abby, Inc. to Tulip Enterprises, Inc.

B – Acquisition of Tulip Enterprises, Inc.: The Joint Consent authorized the acquisition by Abby, Inc. of 100% of the issued and outstanding common shares of Tulip Enterprises, Inc. to the shareholders of Tulip Enterprises, Inc. of 30,000,000 Abby Inc. common shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 31, 2013, for (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s executive officers, (iii) each of the Company’s directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 108,000,000 shares of Common Stock outstanding as of March 31, 2013.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of March 31, 2013, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Beneficial Owners and Management Voting on Amendment
Name	Address	Shares Beneficially Owned	Percentage of Class
None	None	None	None
Directors and Named Executive Officers:
Lawson Kerster	2724 NE 27th Court, Fort Lauderdale, FL 33306	30,000,000	27.8%
Josh Nichol	2724 NE 27th Court, Fort Lauderdale, FL 33306	5,000,000	4.63%
Falyn Nichol	2724 NE 27th Court, Fort Lauderdale, FL 33306	5,000,000	4.63%
Locke Nichol	2724 NE 27th Court, Fort Lauderdale, FL 33306	5,000,000	4.63%
Rachael Hodyno	2724 NE 27th Court, Fort Lauderdale, FL 33306	5,000,000	4.63%
Rebecca Kerster	2724 NE 27th Court, Fort Lauderdale, FL 33306	5,000,000	4.63%
Kalen Lawson	2724 NE 27th Court, Fort Lauderdale, FL 33306	200,000	.00185
TOTAL		55,200,000	51.11%

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

  This Information Statement may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

• Annual Report on Form 10-K for the year ended November 30, 2012;

• Quarterly Report on Form 10-Q for the period ended August 31, 2012;

• Quarterly Report on Form 10-Q for the period ended May 31, 2012;

• Quarterly Report on Form 10-Q for the period ended February 29, 2012; and

•  Current Reports on Form 8-K filed on March 26, 2013.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov.  We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

  /s/ Lawson Kerster

Lawson Kerster

President

Fort Lauderdale, Florida

April 26, 2013